     As filed with the Securities and Exchange Commission on April 27, 1999



                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 April 27, 1999
                                 --------------


                           FIRST CHARTER CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                     0-15829                   56-1355866
---------------                    ------------              -------------------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

           22 Union Street, North, Concord, North Carolina 28026-0228
        ----------------------------------------------------------------
        (Addresses, including zip codes, of principal executive offices)

                                 (704) 786-3300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5            OTHER EVENTS.

         On April 27, 1999 First Charter Corporation announced a stock repurchase plan and second quarter dividend. First Charter Corporation intends to purchase in the open market or through privately negotiated transactions up to 1,000,000 shares of its common stock. In addition at its April 21, 1999 meeting, First Charter Corporation's Board of Directors declared a $0.17 per share dividend for the second quarter. A copy of the press release announcing the stock repurchase plan and second quarter dividend is included as Exhibit
99.1 to this Current Report on Form 8-K.

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

         (c)      The following exhibits are filed herewith:


Exhibit No.       Description
-----------       -----------
       99.1       News release disseminated on April 27, 1999 by First Charter
                  Corporation

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FIRST CHARTER CORPORATION


                                       By: /s/ Lawrence M. Kimbrough
                                           -------------------------------------
                                           Lawrence M. Kimbrough
                                           President and Chief Executive Officer

Dated:  April 27, 1999

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                                 EXHIBIT INDEX


Exhibit No.       Description                                                  Sequential Page
-----------       -----------                                                  No.
                                                                               ---------------
99.1              News Release disseminated on April 27, 1999 by First
                  Charter Corporation.